UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-3493

                         American Federation of Labor -
                      Congress of Industrial Organizations
                            Housing Investment Trust
               (Exact name of registrant as specified in charter)

             1717 K Street, N.W., Suite 707, Washington, D.C. 20036
               (Address of principal executive offices) (Zip code)

                                 Kenneth G. Lore
                              Bingham McCutchen LLP
             3000 K Street, N.W., Suite 300, Washington, D.C., 20007
                     (Name and address of agent for service)

                                 (202) 331-8055
              (Registrant's telephone number, including area code)

Date of fiscal year end: December 31
Date of reporting period: January 1, 2005 - December 31, 2005

Item 1. Reports to Stockholders.

A copy of the 2005 Annual Report (the "Report") of the AFL-CIO Housing Investment Trust (the "Trust") transmitted to Trust participants pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (17 CFR 270.30e-1) (the "Act"), is included herewith.

                       AFL - CIO HOUSING INVESTMENT TRUST


                                    [GRAPHIC]


                                      2005


                                        [LOGO] Annual Report

                                    [GRAPHIC]


The AFL-CIO Housing Investment Trust is a fixed-income fund providing financing in multifamily and single family housing.

The Trust's investment objective is to provide current income while preserving capital over time and obtaining returns competitive with industry benchmarks. The Trust also seeks through its investments to increase the supply of affordable housing for working families, generate union jobs and strengthen communities across the United States.

MESSAGE FROM THE

Chairman
--------------------------------------------------------------------------------

[PHOTO]

RICHARD RAVITCH

Chairman
AFL-CIO Housing Investment Trust

I am pleased to report that 2005 was another successful year for the AFL-CIO Housing Investment Trust (the Trust) in meeting its goal of competitive risk-adjusted returns. It was also a milestone year for the Trust and for pension investors: the 40th anniversary of the 1965 launch of the Trust's predecessor, the AFL-CIO Mortgage Investment Trust, which offered union pension investors their first opportunity to pool funds nationally for housing-related investments. The world of pension investing has experienced dramatic growth since then, and so has the AFL-CIO Housing Investment Trust. Today, with approximately $3.6 billion in assets under management, the Trust can be proud of its long record of service to labor related pension investors.

Two things that distinguish the Trust today as a fixed-income investment manager are its specialization in an important market niche - multifamily finance - and its management of its portfolio of mortgage-backed securities. The Trust's focus on multifamily investments has enabled it to maintain a highly competitive position with respect to its industry benchmark over the years, as described in greater detail in this Annual Report. As an internally managed fund, the Trust differs from other fixed-income managers that simply buy and sell securities; instead, the Trust actively seeks investments in newly originated securities having first sought to negotiate terms favorable to its portfolio. In 2005, the Trust's new financing commitments totaled $258.3 million for 16 multifamily projects. To do this work well, the Trust has placed high priority on developing the quality of its staff and systems. Its staff have significant expertise in real estate development, multifamily finance and portfolio management, and a state-of-the-art technological infrastructure supports these investment functions. This internal capacity has enabled the Trust to respond quickly to changing market conditions and seize opportunities that can benefit its participants in meeting their investment objectives.

The Trust's fund management capabilities and proven performance are a credit to the union pension plans whose investments over the years have helped fuel the growth of the Trust. Our future efforts will continue to be guided by the interests of our participants and their goal of competitive fixed-income investments.


/s/ Richard Ravitch

Richard Ravitch


                                                               Annual Report | 1

MESSAGE FROM THE

AFL-CIO President
--------------------------------------------------------------------------------

[POHTO]

JOHN J. SWEENEY

President, AFL-CIO

When the pension plans of union workers invest in the AFL-CIO Housing Investment Trust, they are seeking retirement security for their beneficiaries, but they are also helping confront an urgent national problem: the shortage of decent rental housing for working families. While competitive returns are the primary goal of the Trust, its financing of union-built housing also helps to create and preserve housing for families at all income levels across the country.

The nation's shortage of affordable housing is a serious concern for working families. Every year, the gap increases between what people earn and what they must pay for rising rents, even for modest housing. In 2005, the National Low Income Housing Coalition reported that due to escalating costs, a worker earning minimum wage can no longer afford the rent on a one-bedroom apartment in any city in the country. Rising energy prices have left less household income for rent. The displacement of tens of thousands of Gulf Coast residents further intensified the housing shortfall for low- and moderate-income families.

In the past 10 years, the Trust's investments have provided the financing to build, renovate or preserve more than 37,000 units of multifamily housing, including many affordable rental units. In 2005, approximately 85 percent of the 4,171 units financed by the Trust will be affordable to persons of low or moderate means.

In high-cost New York City, the Trust has financed more than 11,600 affordable units in the past four years, preserving the affordability of housing that might otherwise be converted to market rate. This financing was part of the Trust's New York City Community Investment Initiative, a program created by the Trust to bring needed investment capital to New York following the 9/11 tragedy. In 2005, the Trust exceeded its $500 million target for multifamily investments and homeownership opportunities under this initiative - one year ahead of schedule. In the aftermath of hurricane Katrina, the Trust has been exploring how the same "community investment" approach might be used to assist in the recovery and reconstruction of Gulf Coast housing. Meanwhile, in Chicago this past year, the Trust launched its Chicago Community Investment Plan, with financing already committed for several union-built projects that will provide affordable homes.

Through these important investment initiatives, the Trust is not only pursuing competitive returns for its investors but also putting union capital to work in job-generating projects that address the increasingly acute need for affordable housing. Those are achievements of which we can indeed be proud.


/s/ John J. Sweeney

John J. Sweeney


2 | AFL-CIO Housing Investment Trust

REPORT TO PARTICIPANTS

2005 Overview
--------------------------------------------------------------------------------

The AFL-CIO Housing Investment Trust outperformed its benchmark for the year ended December 31, 2005. It closed the year with approximately $3.6 billion in total net assets under management for 417 participants, including eight new investors. Through its community-based investment initiatives and other programs, the Trust helped finance over $380 million in total development activity.

DISCUSSION OF THE TRUST'S PERFORMANCE

The Trust was successful in meeting its objective of generating competitive risk-adjusted returns in 2005, as seen in the bar chart below. For the year ended December 31, the Trust outperformed its primary benchmark, the Lehman Brothers Aggregate Bond Index (the Aggregate), with a total net return of 2.64 percent for the Trust as compared to the Aggregate's 2.43 percent. The Trust also outperformed the Aggregate for the five- and ten-year periods but not for the three-year period.

--------------------------------------------------------------------------------
                            COMPETITIVE PERFORMANCE
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURN

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                      AFL-CIO Housing         Lehman Brothers Aggregate
                      Investment Trust               Bond Index
                 --------------------------   -------------------------
      1 Year                2.64%                       2.43%

      3 Years               3.54%                       3.62%

      5 Years               6.04%                       5.87%

      10 Years              6.56%                       6.16%


                    COMPARISON OF $50,000 INVESTMENT IN THE
                           TRUST AND LEHMAN AGGREGATE

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                                   Lehman              HIT net
       Dec-95                          50                   50
       Dec-96                       51.82                52.56
       Dec-97                       56.82                58.21
       Dec-98                       61.75                63.03
       Dec-99                       61.25                62.67
       Dec-00                       68.37                70.38
        1-Dec                       74.14                76.16
        2-Dec                       81.74                85.02
        3-Dec                        85.1                88.24
        4-Dec                       88.79                91.94
        5-Dec                       90.95                94.38

          HIT                     $94,376
       Lehman                     $90,946



--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant's units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com.

The Lehman Brothers Aggregate Bond Index is an unmanaged index and is not available for direct investment. Its returns would be lower if they reflected the expenses associated with active management of an actual portfolio.

Investors should consider the Trust's investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the Trust by calling the Marketing and Investor Relations Department collect at 202-331-8055, or by viewing the Trust's website at www.aflcio-hit.com. The prospectus should be read carefully before investing.


                                                               Annual Report | 3

REPORT TO PARTICIPANTS

2005 Overview
--------------------------------------------------------------------------------

MARKET ENVIRONMENT

The U.S. economy continued to expand in 2005, supported by strong consumer spending, despite rising oil prices and continued tightening of monetary policy by the Federal Reserve. The economy grew at 3.1 percent for the year, compared to 3.8 percent in 2004.* Historically, higher oil prices have elevated inflation expectations and driven longer-maturity interest rates higher. For the second year in a row, however, this was not the case, as both inflation and future inflation expectations remained tame. The economy added an average of 165,000 new jobs per month in 2005, but the manufacturing sector did not participate in this growth, losing an average of approximately 7,000 jobs each month. Increased purchases of U.S. debt by foreign investors and concerns about a slowing housing market helped keep long-term interest rates low.

The Federal Reserve continued its program of increasing the Federal Funds target rate, which is the rate at which banks borrow from each other. This market benchmark rate was increased by 25 basis points at each of the Federal Reserve's eight meetings in 2005, finishing the year at 4.25 percent. Just as in 2004, the rate hikes caused a rise in the short end of the yield curve but did not result in a corresponding increase in long-term interest rates.

Indeed, the narrowing of the difference between the yields on two-year and ten-year maturity securities - generally referred to as a "flattening" of the yield curve - was a distinguishing feature of the fixed-income market for the second year in a row. Two-year Treasury rates rose 133 basis points in response to the Federal Reserve's actions, while ten-year Treasury rates rose only 17 basis points. The stability in the longer end of the curve, representing securities with longer-term maturities, was supported by a view that core inflation remained under control. In fact, the two-year Treasury's yield ended 2005 one basis point higher than the yield on the ten-year Treasury - the first such yield curve "inversion" since December 2000. Nor did the continuing increase in the U.S. trade deficit have the expected effect of pushing long-term rates higher in 2005.

* GDP in chain-weighted 2000 U.S. dollars, adjusted for inflation, year-over-year.

--------------------------------------------------------------------------------
                        U.S. TREASURY YIELD CURVE SHIFT
--------------------------------------------------------------------------------
      Years to                 Yield             Percent
      Maturity               12/31/2004        12/31/2005
            2                   3.07               4.4
            3                   3.22              4.36
            5                   3.61              4.35
           10                   4.22              4.39
           30                   4.83              4.54

--------------------------------------------------------------------------------
               FOREIGN & INTERNATIONAL HOLDERS OF U.S. SECURITIES
--------------------------------------------------------------------------------

                       Aggregate U.S. Public Debt (Percent)

1985                 15.7
1986                 16.8
1987                 17.3
1988                 19.4
1989                 21.7
1990                 20.1
1991                 19.3
1992                 18.9
1993                 19.9
1994                 20.1
1995                 25.4
1996                 30.2
1997                 34.1
1998                 34.4
1999                 31.9
2000                 33.6
2001                 36.2
2002                 38.8
2003                 41.8
2004                 47.3
2005*                49.8

* Data as of June 30, 2005.


4 | AFL-CIO Housing Investment Trust

REPORT TO PARTICIPANTS

2005 Overview
--------------------------------------------------------------------------------

PORTFOLIO STRATEGY

The Trust outperformed its benchmark, the Aggregate, by 21 basis points in 2005. Its outperformance can be largely attributed to its successful management of interest rate risk and its focus on multifamily mortgage-backed securities (MBS) insured or guaranteed by a government-sponsored enterprise (GSE) or a U.S. government agency - sometimes referred to collectively as agency credit. These tended to produce higher yields than other securities with similar credit ratings. A total of 94.6 percent of the Trust's non-cash investments at December 31 was agency credit. By comparison, the Aggregate had an allocation of only
72.3 percent to agency credit. Additionally, unlike the Aggregate, the Trust had no exposure to corporate bonds, which underperformed other major sectors in the benchmark.

The Trust's strategy for managing interest rate risk - active duration management as well as pursuit of a barbell portfolio strategy - paid off as the yield curve continued to flatten. The Trust managed the portfolio duration to be effectively neutral but slightly short of the Aggregate. Duration is a measure of a fund's sensitivity to changes in the direction of interest rates.

The Trust's "duration neutral" position meant that its portfolio maintained roughly the same sensitivity to interest rate movement as its benchmark. In executing a barbell strategy, the Trust overweighted longer- and shorter-maturity sectors of the market and underweighted medium-maturity sectors with respect to the Aggregate. A barbell strategy tends to outperform in flattening yield curve scenarios and contributed positively to the Trust's performance as the yield curve continued to flatten in 2005.

THE YEAR AHEAD

The Trust expects to maintain its overweight in agency credit, as this sector has a record of providing higher yields than many other securities with similar credit ratings. The Trust currently anticipates it will maintain its duration-neutral strategy relative to the Aggregate.

The Trust's continued success in managing the portfolio will depend, in part, on its ability to maintain and increase its commitments for multifamily housing. The Trust expects to continue its focus on multifamily project loans in order to help ensure that it continues to grow in a sector where it has a competitive advantage.

--------------------------------------------------------------------------------
                         TRUST PORTFOLIO DISTRIBUTION*
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE GRAPH IN THE PRINTED MATERIAL.]

    U.S. Treasury & Government Sponsored Enterprise Securities        6.8%
    Short-Term Intermediate Securities                                1.0%
    Cash and Cash Equivalents                                         1.6%
    Mulifamily Permanent Mortgage-Backed Securities                  44.8%
    Multifamily Construction Mortgage-Backed Securities              13.2%
    Construction and Permanent Mortgages                              3.1%
    State Housing Finance Agency Securities                           0.2%
    Single Family Mortgage-Backed Securities                         29.3%

    * Includes funded and unfunded commitments as of December 31, 2005.


                                                               Annual Report | 5

REPORT TO PARTICIPANTS

Creating Multifamily Housing
--------------------------------------------------------------------------------

The Trust issued $258.3 million in financing commitments in 2005 for 16 multifamily housing projects. The Trust's investments will create or preserve 4,171 units of multifamily housing. Approximately 85 percent of this housing will be affordable to working families and seniors with low or moderate incomes.

With these investments, the Trust has leveraged total development activity of over $380 million and the creation of approximately 3.3 million hours of work for union members in construction and related industries.

State housing finance agencies represent one of the fastest-growing areas of Trust business. Under a 2005 memorandum of understanding with the Illinois Housing Development Authority (IHDA), the Trust set a target of investing $250 million in Illinois housing over the next five years. It is expected that this relationship will help the Trust maintain an active presence in an important market while also assisting IHDA to boost production of affordable housing in the state. During 2005, the Trust committed financing for four mixed-income IHDA projects representing $75 million in total development costs. The new initiative builds on a long relationship between the Trust and IHDA. In the previous nine years, the Trust participated with IHDA in the financing of approximately $300 million in development activity in Illinois, creating more than 2,700 units of mixed-income housing. The Trust also financed two projects in 2005 with MassHousing, the state housing finance agency in Massachusetts, with total development costs exceeding $75 million.

--------------------------------------------------------------------------------

                                    [PHOTO]

Columbus Tower, Jersey City, NJ - With $75 million in Trust financing, this $92 million highrise will offer 392 rental apartments and 9,000 square feet of retail space. It is the most recent New Jersey project in which the Trust has invested to help revitalize the waterfront neighborhoods of Jersey City and Hoboken.

                                    [PHOTO]

Victory Centre of Roseland, Chicago - One of the Trust's first projects under the new initiative with the Illinois Housing Development Authority is this $20.7 million, 124-unit supportive living facility, with 80 percent of the units reserved for low-income seniors.

--------------------------------------------------------------------------------


6 | AFL-CIO Housing Investment Trust

REPORT TO PARTICIPANTS

Expanding Investment Initiatives
--------------------------------------------------------------------------------

COMMUNITY INVESTMENT INITIATIVES

The Trust made important strides in 2005 with its strategy of targeted community investing, which draws on its expertise in housing finance and its network of relationships with key partners in labor, housing development, government and real estate finance to address critical housing needs.

In the fourth year of its community investment initiative in New York City, the Trust exceeded its investment target a year ahead of schedule. The New York City Community Investment Initiative was launched in January 2002, in concert with labor leaders and city officials, to help meet the urgent need for investment capital after September 11, 2001. With $596 million committed through 2005, including $248 million for multifamily housing and $348 million for homeownership opportunities, the Trust surpassed its five-year investment goal of $500 million in just four years. As the initiative's first project, the Trust committed financing for Manhattan's first multifamily construction after 9/11 - the $74 million Hudson Crossings apartments. The Trust's multifamily investments have provided financing for 11 projects with a total appraised value of more than $1.2 billion to create or preserve more than 12,300 units of housing. Over 90 percent of this Trust-financed housing is affordable to low- and moderate-income households. In addition, the Trust's HIT HOME single-family program provided $348 million in mortgage loans for union members and municipal workers in New York City - a total of 1,760 mortgage loans benefiting teachers, police, firefighters, hospital workers and other working families.

With the New York City initiative as a model, the Trust launched a similar targeted investment plan in Chicago in 2005 to spur investments in housing and support homeownership. Making a fast start toward its $250 million five-year target for multifamily investments, the Trust committed $60 million in 2005 for seven Chicago-area multifamily developments. A total of $42 million was issued for single-family mortgages through the Trust's homeownership program in Chicago.

At year-end, the Trust was exploring opportunities to utilize the targeted investment strategy in other communities with acute needs for affordable housing, such as those in the Gulf Coast.

--------------------------------------------------------------------------------
                 NEW YORK CITY COMMUNITY INVESTMENT INITIATIVE
--------------------------------------------------------------------------------
               West Village Houses, New York City - Helping the Trust to exceed its investment goal for the New York City Community Investment Initiative was the $40 million commitment made in 2005 to West
[PHOTO] Village Houses. The financing from the Trust will enable tenants to convert this 420-unit rental apartment building into a cooperative and become homeowners in Manhattan at below-market costs.


                                                               Anuual Report | 7

REPORT TO PARTICIPANTS

Your Investment Dollars at Work
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              [PHOTO]                               [PHOTO]

Trust investments have helped transform a decaying New Jersey industrial area (above) into a thriving waterfront community.

--------------------------------------------------------------------------------

The AFL-CIO Housing Investment Trust has invested more than $600 million to help revitalize the waterfront communities of Hoboken and Jersey City, New Jersey. Following the collapse of the area's traditional industrial base, these Hudson River communities experienced economic decline and an exodus of jobs and residents. Now a vigorous rebirth is underway, bringing development, commerce, jobs and a new community to the waterfront.

The HIT and its investors have played an important part in this transformation, helping finance 13 multifamily projects to bring approximately 3,700 housing units to these waterfront communities. The projects have generated over 6 million hours of union construction work and about $750 million in total development. The Trust's most recent Hoboken project, the Sovereign (below), neared completion in 2005 as new financing was committed for Columbus Tower in Jersey City (page 6).

--------------------------------------------------------------------------------

                                1.Tower of America East
         [PHOTO]                Trust financing: $54.2 million
                                Jersey City


                                2. Hudson Square South
         [PHOTO]                Trust financing: $19.9 million
                                Hoboken


                                3. South Waterfront (333 River Street)
         [PHOTO]                Trust financing: $90.6 million
                                Hoboken


                                4. Constitution North & South
         [PHOTO]                Trust financing: $52.2 million
                                Hoboken


                                5. Pacific at Newport
         [PHOTO]                Trust financing: $51.2 million
                                Jersey City


                                6. Sovereign Apartments
         [PHOTO]                Trust financing: $66.0 million
                                Hoboken

--------------------------------------------------------------------------------


8 | AFL-CIO Housing Investment Trust

OTHER IMPORTANT INFORMATION
--------------------------------------------------------------------------------

EXPENSE EXAMPLE

Participants in the Trust incur ongoing expenses related to the management and distribution activities of the Trust, as well as certain other expenses. This example is intended to help participants understand the ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $50,000 invested at the beginning of the period July 1, 2005, and held for the entire period ended December 31, 2005.

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. Participants may use the information in this line, together with the amount they invested, to estimate the expenses that they paid over the period. Simply divide the account value by $50,000 (for example, an $800,000 account value divided by $50,000 = 16), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses paid on a particular account during this period.

Hypothetical Expenses (for Comparison Purposes Only): The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Trust's actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the Trust's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a participant paid for the period. Participants may use this information to compare the ongoing costs of investing in the Trust and other mutual funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the Trust charges no transactional costs, such as sales charges (loads) or redemption fees.

                                Beginning             Ending               Expenses Paid
                              Account Value       Account Value          During the Period
                               July 1, 2005     December 31, 2005     Ended December 31, 2005*
----------------------------------------------------------------------------------------------
Actual expenses                  $50,000            $49,883.57                $93.15
----------------------------------------------------------------------------------------------
Hypothetical expenses
(5% return before expenses)      $50,000            $51,167.01                $94.35
----------------------------------------------------------------------------------------------

* Expenses are equal to the Trust's annualized expense ratio of 0.37%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                                                               Annual Report | 9

OTHER IMPORTANT INFORMATION
--------------------------------------------------------------------------------

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

In addition to disclosure in the Annual and Semi-Annual Report to Participants, the Trust also files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are made available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (information relating to the hours and operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330). Participants may also obtain copies of the Trust's Forms N-Q, without charge, upon request, by calling the Trust collect at 202-331-8055.

PROXY VOTING RECORD

The Trust invests exclusively in non-voting securities and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities. During the most recent twelve-month period ended June 30, the Trust held no voting securities in its portfolio and has reported this information in its most recent filing with the SEC on Form N-PX. The Trust's proxy voting report on Form N-PX for the most recent twelve-month period ended June 30 is available on the SEC's website at http://www.sec.gov. Participants may also obtain a copy of the Trust's report on Form N-PX, without charge, upon request, by calling the Trust collect at 202-331-8055.


                                               Shown opposite: The $16.7 million
                                        Lofts at Lafayette Square project in St.
                                        Louis received a $7.4 million investment
                                              from the Trust to transform former
                                          industrial facilities into apartments.


10 | AFL-CIO Housing Investment Trust

                 Financial Statements

                 AMERICAN FEDERATION OF LABOR AND CONGRESS

                 OF INDUSTRIAL ORGANIZATIONS

                 HOUSING INVESTMENT TRUST

                 With Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Participants and Trustees

American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust

We have audited the accompanying statement of assets and liabilities of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the Trust), including the schedule of investments, as of December 31, 2005 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Trust for the year ended December 31, 2001 were audited by other auditors who have ceased operations and whose report dated January 8, 2002 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

McLean, Virginia
January 13, 2006


12  AFL-CIO Housing Investment Trust

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005 (Dollars in thousands, unless otherwise noted)
--------------------------------------------------------------------------------

Assets
           Investments, at fair value (amortized cost $3,458,345)*                 $     3,468,223
           Cash                                                                             10,076
           Accrued interest receivable                                                      18,234
           Receivables for investments sold                                                 89,575
           Accounts receivable                                                                  82
           Prepaid expenses and other assets                                                 1,064
--------------------------------------------------------------------------------------------------
           Total Assets                                                                  3,587,254
--------------------------------------------------------------------------------------------------
Liabilities
           Accounts payable and accrued expenses                                             2,394
           Redemptions payable                                                               4,888
           Refundable deposits                                                               1,259
           Income distribution payable, net of dividends reinvested of $12,791               1,838
--------------------------------------------------------------------------------------------------
           Total Liabilities                                                                10,379
--------------------------------------------------------------------------------------------------

Net Assets Applicable to Participants' Equity -
           Certificates of Participation - Authorized Unlimited;
           Outstanding 3,290,698 Units                                             $     3,576,875
==================================================================================================

==================================================================================================
Net Asset Value Per Unit of Participation (in dollars)                             $      1,086.97

Participants' Equity
Participants'equity consisted of the following:
           Amount invested and reinvested by current participants                  $     3,572,931
           Net unrealized appreciation of investments                                        9,878
           Undistributed net investment income                                               3,023
           Accumulated net realized losses                                                  (8,957)
==================================================================================================
Total Participants' Equity                                                         $     3,576,875
==================================================================================================

* The cost for federal tax purposes approximates book cost.

See accompanying Notes to Financial Statements.


                                                               Annual Report  13

SCHEDULE OF PORTFOLIO INESTMENTS

December 31, 2005 (Dollars in thousands)
--------------------------------------------------------------------------------

               Interest Rate        Maturity Date    Face Amount    Amortized Cost         Value
------------------------------------------------------------------------------------------------
Single Family          7.75%    Jul-2021-Aug-2021    $        39    $           39    $       39
                       8.00%             Jul-2021             85                85            85
------------------------------------------------------------------------------------------------
                                                             124               124           124
------------------------------------------------------------------------------------------------
Multifamily(1)         5.25%             Mar-2024          5,293             5,326         5,206
                       5.60%             Jun-2038          2,910             2,916         2,936
                       5.62%             Jun-2014            800               800           800
                       5.65%             Oct-2038          2,231             2,305         2,248
                       5.87%             Jun-2044          1,982             1,983         2,061
                       6.02%             Jun-2035          7,243             7,246         7,522
                       6.65%             Apr-2040            947               955         1,030
                       6.66%             May-2040          5,797             5,799         6,016
                       6.70%             Dec-2042          6,049             6,050         6,440
                       6.75%    Feb-2039-Jul-2040          5,577             5,540         5,994
                       6.88%             Apr-2031         29,003            28,690        30,648
                       7.00%             Jun-2039          6,078             6,122         6,320
                       7.05%             Jul-2043          5,356             5,356         5,837
                       7.13%             Mar-2040          7,944             7,919         8,772
                       7.17%             Feb-2040          4,775             4,776         4,962
                       7.20%    Nov-2033-Oct-2039         10,169            10,173        11,201
                       7.50%             Sep-2032          1,644             1,649         1,880
                       7.70%             Oct-2039         12,175            12,118        12,816
                       7.75%             Oct-2038          1,405             1,398         1,451
                       7.88%    Nov-2036-Jul-2038          9,127             9,130         9,226
                       7.93%             Apr-2042          2,908             2,908         3,396
                       8.15%             Mar-2037          1,200             1,318         1,297
                       8.27%             Jul-2042          2,543             2,543         2,887
                       8.38%             Feb-2007            304               313           308
                       8.40%             Apr-2012            781               781           785
                       8.75%    Jul-2036-Aug-2036         11,899            11,854        11,974
                       8.80%             Oct-2032          5,389             5,389         5,389
                       8.88%             May-2036          2,415             2,381         2,432
------------------------------------------------------------------------------------------------
                                                         153,944           153,738       161,834
------------------------------------------------------------------------------------------------
Total FHA Permanent Securities                       $   154,068    $      153,862    $  161,958
================================================================================================


14  AFL-CIO Housing Investment Trust

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2005 (Dollars in thousands)
--------------------------------------------------------------------------------

FHA Construction Securities and Commitments (0.5% of net assets)

                          Interest Rates(2)                             Commitment
                      Permanent   Construction         Maturity Date      Amount      Face Amount    Amortized Cost           Value
-----------------------------------------------------------------------------------------------------------------------------------
Multifamily(1)             5.35%          5.35%             Mar-2047    $    8,050    $     8,050    $        8,055    $      8,042
                           5.55%          5.55%             May-2042         8,950          8,950             8,950           9,081
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            17,000         17,000            17,005          17,123
-----------------------------------------------------------------------------------------------------------------------------------
Total FHA Construction Securities
and Commitments                                                         $   17,000    $    17,000    $       17,005    $     17,123
===================================================================================================================================

Ginnie Mae Securities and Commitments (25.1% of net assets)

                                                                        Commitment
                           Interest Rate               Maturity Date      Amount      Face Amount    Amortized Cost           Value
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                   3.75%                       Dec-2033    $             $    18,666    $       18,576    $     18,304
                                4.00%                       Feb-2033                        5,347             5,383           5,343
                                4.13%              Nov-2032-Oct-2033                       16,839            17,002          16,921
                                5.00%                       Aug-2033                        6,250             6,297           6,281
                                5.50%              Jan-2033-Aug-2033                       12,981            13,133          13,082
                                6.00%              Jan-2032-Jun-2033                        6,726             6,970           6,900
                                6.50%              Jul-2028-Jun-2032                        5,596             5,785           5,859
                                7.00%              Nov-2016-Jan-2030                       10,431            10,683          10,929
                                7.50%              Apr-2013-Aug-2030                       10,598            10,858          11,183
                                8.00%              Nov-2009-Dec-2030                        4,883             5,001           5,201
                                8.50%              Nov-2009-Aug-2027                        3,862             3,952           4,139
                                9.00%              May-2016-Jun-2025                        1,105             1,133           1,203
                                9.50%              Sep-2021-Sep-2030                          384               390             420
                               10.00%                       Jun-2019                            1                 1               2
                               12.00%              May-2015-Jun-2015                            1                 1               1
                               13.00%                       Jul-2014                            1                 1               1
                               13.25%                       Dec-2014                            1                 1               1
                               13.50%                       Aug-2014                            1                 1               1
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          103,673           105,168         105,771
-----------------------------------------------------------------------------------------------------------------------------------
Multifamily(1)                  2.91%                       Aug-2020                        6,864             6,860           6,557
                                3.61%                       May-2018                       19,992            19,588          19,376
                                3.62%                       May-2017                       11,524            11,120          11,141
                                3.65%              Sep-2017-Oct-2027                       21,502            21,275          20,714
                                4.25%                       Feb-2031                        6,000             5,968           5,809
                                4.26%                       Jul-2029                        3,000             2,992           2,898
                                4.43%              Apr-2034-Jun-2034                      103,698           101,667          98,149
                                4.49%                       Apr-2023                        8,531             8,531           8,304
                                4.57%                       Sep-2027                       10,000             9,999           9,751
                                4.59%                       May-2033                       16,300            16,290          16,011

                                                          (continued, next page)


                                                               Annual Report  15

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2005 (Dollars in thousands)
--------------------------------------------------------------------------------

Ginnie Mae Securities and Commitments (25.1% of net assets), continued

                                                                        Commitment
                           Interest Rate               Maturity Date      Amount      Face Amount    Amortized Cost           Value
-----------------------------------------------------------------------------------------------------------------------------------
Multifamily(1)                  4.65%              Mar-2026-Oct-2045                       29,369            29,367          29,072
                                4.66%                       Dec-2030                       23,617            23,553          23,005
                                4.71%                       May-2025                       33,293            33,289          32,624
                                4.78%                       Apr-2034                       29,513            30,907          29,145
                                4.88%                       Mar-2036                       10,000            10,011           9,825
                                4.92%                       May-2034                       40,000            40,052          39,353
                                4.95%                       Dec-2044                       11,063            11,263          10,921
                                4.98%                       Jun-2045                       10,000             9,948           9,927
                                5.00%                       Dec-2033                        5,405             5,467           5,321
                                5.05%                       Nov-2028                       32,000            32,115          31,886
                                5.12%                       Feb-2037                       10,000            10,190           9,945
                                5.13%                       Jul-2024                        5,000             5,083           5,028
                                5.15%                       Jun-2023                       36,546            37,370          36,332
                                5.18%                       Dec-2044                        5,950             5,981           5,989
                                5.21%                       Jan-2045                        5,796             5,799           5,824
                                5.25%              Sep-2028-Oct-2044                       26,526            26,631          26,984
                                5.30%                       Apr-2039                       55,000            54,085          55,466
                                5.32%                       Aug-2030                       35,000            34,847          35,261
                                5.40%                       Nov-2015                       11,419            11,468          11,491
                                5.50%              Sep-2023-Aug-2038                       53,113            55,070          53,991
                                5.55%                       Mar-2045                        9,236             9,238           9,505
                                5.58%                       May-2031                       25,582            26,048          26,278
                                5.60%                       Nov-2036                        4,349             4,246           4,570
                                5.68%                       Jul-2027                        5,152             5,331           5,313
                                5.71%                       Jan-2045                        7,424             7,424           7,728
                                5.86%                       Oct-2023                       10,000            10,543          10,216
                                5.88%                       Mar-2024                       11,229            11,230          11,429
                                6.11%                       Nov-2021                          821               821             835
                                6.26%                       Apr-2027                       10,000            10,810          10,524
                                6.34%                       Aug-2023                        3,464             3,464           3,629
                                7.00%                       Jun-2043                       28,718            28,718          31,154
                                8.75%                       Dec-2026                        4,025             4,025           4,046
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          796,021           798,684         791,327
-----------------------------------------------------------------------------------------------------------------------------------
Forward Commitments(1)
                                4.97%                       Dec-2035         6,125             --                31             (58)
                                5.75%                       Jul-2037         3,360             --                --              33
                                5.85%                       Dec-2037         3,250             --                --              13
                                7.50%                       Dec-2043        23,300             --                93             233
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            36,035             --               124             221
-----------------------------------------------------------------------------------------------------------------------------------
Total Ginnie Mae Securities and Commitments                             $   36,035    $   899,694    $      903,976    $    897,319
===================================================================================================================================


16  AFL-CIO Housing Investment Trust

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2005 (Dollars in thousands)
--------------------------------------------------------------------------------

Ginnie Mae Construction Securities and Commitments (9.0% of net assets)

                          Interest Rates(2)                             Commitment
                      Permanent   Construction         Maturity Date      Amount      Face Amount    Amortized Cost           Value
-----------------------------------------------------------------------------------------------------------------------------------
Multifamily(1)
                           4.70%          4.70%             Jan-2047    $    6,035    $     6,035    $        6,035    $      5,928
                           4.74%          4.74%            Feb-20453         6,418          3,445             3,250           3,273
                           4.82%          4.82%            Jul-20463         6,300          6,300             6,304           6,196
                           4.83%          4.83%            May-20463         5,650          5,650             5,650           5,560
                           4.88%          4.88%             Jun-2045        35,000         31,798            31,977          31,109
                           4.89%          4.89%             Dec-2044        10,440         10,440            10,470          10,398
                           4.94%          4.94%            Jun-20463         4,000          4,000             4,005           3,965
                           5.10%          2.25%            Sep-20453         7,230          7,230             7,243           7,221
                           5.10%          5.10%             Oct-2046        25,363         17,727            17,859          18,119
                           5.19%          5.19%             Oct-2045        11,880         11,264            11,326          11,365
                           5.20%          5.20%             Mar-2047        26,236          9,145             9,409           8,897
                           5.21%          5.21%            Jan-20473        16,188          3,198             3,068           3,261
                           5.25%          5.95%             Feb-2031        42,100         32,205            32,104          32,339
                           5.34%          5.34%            Mar-20463        11,340          5,225             5,242           5,371
                           5.35%          5.35%    Dec-2044-Mar-2046        19,600         18,399            18,587          18,741
                           5.46%          5.46%             Feb-2047         3,165             25                41             128
                           5.51%          5.51%             Apr-2046        27,944         23,150            23,804          24,384
                           5.62%          5.62%             Nov-2046         8,200          6,448             6,662           6,888
                           5.75%          5.75%    Sep-2045-Aug-2046        27,954         24,760            24,678          26,165
                           5.85%          5.85%             Nov-2045         2,091          1,896             1,899           2,008
                           6.00%          6.00%             Jan-2046         3,689          3,610             3,613           3,854
                           6.22%          5.75%             Aug-2035        14,599         11,727            11,734          12,829
                           6.60%          6.60%             May-2043        17,793         16,296            15,889          17,716
                           7.75%          7.25%             Aug-2035        51,779         51,779            51,535          56,958
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           390,994        311,752           312,384         322,673
-----------------------------------------------------------------------------------------------------------------------------------
Total Ginnie Mae Construction Securities and Comitments                 $  390,994    $   311,752    $      312,384    $    322,673
===================================================================================================================================

Fannie Mae Securities and Commitments (34.2% of net assets)

                                                                        Commitment
                           Interest Rate               Maturity Date      Amount      Face Amount    Amortized Cost           Value
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                  3.97%                        Aug-2033    $             $     2,109    $        2,102    $      2,069
                               4.00%                        Jul-2033                       14,290            14,396          14,059
                               4.10%                        Jul-2033                        7,531             7,467           7,412
                               4.30%               May-2033-Aug-2033                       14,498            14,535          14,330
                               4.31%                        Aug-2033                       21,144            21,079          20,931
                               4.50%               Jun-2018-Nov-2033                       36,648            36,963          36,091
                               4.61%                        Aug-2034                        1,253             1,262           1,241
                               5.00%               Jul-2018-Jul-2035                       83,560            83,963          81,942
                               5.50%               Jul-2017-Aug-2035                      249,833           253,148         248,192
                               6.00%               Apr-2016-Jan-2036                      186,991           190,556         189,029
                               6.50%               Nov-2016-Jan-2036                       47,752            48,822          49,027
                               7.00%               Nov-2013-May-2032                       10,762            10,907          11,196
                               7.50%               Nov-2016-Sep-2031                        3,802             3,776           3,996
                               8.00%               Jan-2007-May-2031                        2,630             2,672           2,746
                               8.50%               Nov-2009-Apr-2031                        1,872             1,907           1,976
                               9.00%               Jul-2009-May-2025                          567               572             606
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          685,242           694,127         684,843
-----------------------------------------------------------------------------------------------------------------------------------

                                                          (continued, next page)


                                                               Annual Report  17

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2005 (Dollars in thousands)
--------------------------------------------------------------------------------

Fannie Mae Securities and Commitments (34.2% of net assets), continued

                                                                        Commitment
                           Interest Rate             Maturity Date        Amount      Face Amount    Amortized Cost           Value
-----------------------------------------------------------------------------------------------------------------------------------
Multifamily(1)                 3.94%                      Jan-2006(4)                      29,209            29,203          29,209
                               3.81%                      Nov-2012                          7,893             7,882           7,587
                               4.10%                      Jun-2027                          9,498             9,278           9,172
                               4.48%                      Oct-2031                         30,138            30,146          29,637
                               4.55%                      Oct-2033                          5,240             5,296           5,033
                               4.66%             Jul-2021-Sep-2033                          8,790             8,928           8,502
                               4.67%                      Aug-2033                          9,600             9,582           9,206
                               4.71%                      Feb-2011                          5,640             5,692           5,608
                               4.77%                      Apr-2012                          4,033             4,136           4,004
                               4.99%                      Aug-2021                          2,405             2,380           2,378
                               5.15%                      Oct-2022                          4,869             4,916           4,916
                               5.23%             Mar-2018-Apr-2021                          4,865             5,016           4,936
                               5.24%                      Dec-2012                          1,898             1,902           1,913
                               5.30%                      Oct-2014                            888               914             908
                               5.30%                     May-20185                          7,342             6,967           8,856
                               5.34%                      Apr-2012                            310               320             316
                               5.35%                      Dec-2012                          5,851             5,863           5,931
                               5.43%                      May-2021                          3,493             3,586           3,603
                               5.44%                      Sep-2013                          2,091             2,117           2,154
                               5.45%                      May-2033                          3,317             3,364           3,360
                               5.50%                      Sep-2011                         20,000            20,969          20,543
                               5.58%                      Jan-2021                          3,805             3,855           3,947
                               5.70%             Mar-2009-May-2011                          7,592             7,996           7,749
                               5.78%                      Dec-2008                          1,460             1,535           1,490
                               5.80%                      Jan-2033                          5,279             5,367           5,528
                               5.83%                      Aug-2014                          1,184             1,244           1,228
                               5.84%                      Aug-2010                            220               229             220
                               5.85%                      Oct-2008                            953               992             959
                               5.88%                      Nov-2027                          3,445             3,518           3,619
                               5.89%             Nov-2008-Mar-2009                          8,731             9,118           8,927
                               5.91%                      Dec-2008                          1,003             1,055           1,026
                               5.96%                      Jan-2029                            499               510             526
                               6.03%                      Jun-2017                          1,948             2,108           2,094
                               6.06%                      Jul-2034                         10,829            11,321          11,506
                               6.09%                      May-2009                          1,325             1,368           1,364
                               6.10%                      Apr-2011                          2,838             3,020           2,980
                               6.13%                      Dec-2016                          3,772             4,110           4,074
                               6.14%                      Sep-2033                            328               355             352
                               6.15%                      Oct-2032                          3,781             3,892           4,048
                               6.16%                      Aug-2013                         12,464            13,430          12,742
                               6.19%                      Jul-2013                          5,000             5,391           5,319
                               6.22%             Aug-2032-Jul-2034                         11,285            12,117          12,143
                               6.23%             Dec-2008-Sep-2034                          1,867             1,988           1,998
                               6.25%                      Dec-2013                          1,880             1,927           1,972
                               6.27%                      Jan-2012                          2,163             2,199           2,301
                               6.28%             Oct-2008-Nov-2028                          5,807             6,245           6,150
                               6.34%                      Feb-2008                            772               787             783
                               6.35%             May-2010-Aug-2032                         40,790            42,263          43,052
                               6.39%                      Apr-2019                          1,052             1,138           1,149

                                                          (continued, next page)


18  AFL-CIO Housing Investment Trust

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2005 (Dollars in thousands)
--------------------------------------------------------------------------------

Fannie Mae Securities and Commitments (34.2% of net assets), continued

                                                                        Commitment
                           Interest Rate               Maturity Date      Amount      Face Amount    Amortized Cost           Value
-----------------------------------------------------------------------------------------------------------------------------------
Multifamily(1)                6.41%                         Aug-2013                        1,995             2,135           2,051
                              6.42%                Apr-2011-Aug-2013                        7,207             7,740           7,415
                              6.44%                Apr-2014-Dec-2018                       48,016            48,655          53,190
                              6.46%                         Jun-2009                        1,099             1,139           1,126
                              6.50%                May-2008-Jun-2016                        8,082             8,307           8,441
                              6.52%                Jul-2008-May-2029                        7,563             8,292           8,209
                              6.53%                         May-2030                        5,659             5,675           5,741
                              6.63%                Jun-2014-Apr-2019                        4,922             4,949           5,294
                              6.65%                Aug-2007-Aug-2011                        2,119             2,293           2,260
                              6.70%                         Jan-2011                        2,529             2,700           2,610
                              6.74%                         Aug-2007                       13,450            14,243          13,649
                              6.75%                         Aug-2007                          898               942             915
                              6.79%                         Aug-2009                        7,341             7,344           7,742
                              6.80%                         Jul-2016                          981               981           1,068
                              6.85%                         Aug-2014                       45,486            45,489          50,666
                              6.88%                         Feb-2028                        5,155             5,767           5,598
                              6.91%                         Jun-2007                        3,571             3,651           3,607
                              6.96%                         Aug-2007                        4,599             4,681           4,696
                              7.01%                         Apr-2031                        3,592             3,631           4,010
                              7.07%                         Feb-2031                       18,146            18,554          20,312
                              7.16%                         Jan-2022                          669               697             672
                              7.18%                         Aug-2016                          603               603             667
                              7.20%                Apr-2010-Aug-2029                        9,763             9,502          10,738
                              7.25%                Nov-2011-Jul-2012                        9,134             9,134           9,473
                              7.30%                         May-2010                          745               764             784
                              7.38%                         Nov-2018                        1,521             1,631           1,522
                              7.40%                         Aug-2010                        1,220             1,307           1,330
                              7.46%                         Aug-2029                        9,879            11,294          11,136
                              7.50%                Dec-2014-Feb-2024                       11,376            12,537          11,880
                              7.71%                         Feb-2010                        9,446             9,546           9,717
                              7.75%                Dec-2012-Dec-2024                        4,243             4,245           4,714
                              7.88%                         Jun-2018                        4,412             4,412           4,812
                              8.00%                Nov-2019-May-2020                        6,049             6,031           6,076
                              8.13%                Sep-2012-Aug-2020                        9,392             9,368           9,663
                              8.38%                         Jan-2022                          985               987           1,013
                              8.40%                         Jul-2023                          537               527             626
                              8.50%                Sep-2006-Sep-2026                        5,940             6,402           6,777
                              8.63%                         Sep-2028                        6,915             6,915           8,112
                              9.13%                         Sep-2015                        3,129             3,116           3,150
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          597,810           613,721         628,480
-----------------------------------------------------------------------------------------------------------------------------------
Forward Commitments(1)/TBA(6)

                              4.99%                         Mar-2021    $  40, 000             --                --            (801)
                              5.00%                Jan-2034-Jan-2036(6)         --        (40,000)          (38,636)        (38,763)
                              5.19%                         Mar-2021         5,546             --                --              61
                              5.24%                         Feb-2021        11,000             --                --             182
                              5.50%                        Jan-20366            --        (50,000)          (49,630)        (49,515)
                              5.60%                         Jan-2024        12,550             --                --             501
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            69,096        (90,000)          (88,266)        (88,335)
-----------------------------------------------------------------------------------------------------------------------------------
Total Fannie Mae Securities and Commitments                             $   69,096    $ 1,193,052    $    1,219,582    $  1,224,988
===================================================================================================================================


                                                               Annual Report  19

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2005 (Dollars in thousands)
--------------------------------------------------------------------------------

Freddie Mac Securities (11.2% of net assets)


                           Interest Rate               Maturity Date    Face Amount    Amortized Cost           Value
---------------------------------------------------------------------------------------------------------------------
Single Family                 3.99%                         Oct-2033    $    12,985    $       12,797    $     12,721
                              4.23%                         Jun-2033          4,806             4,787           4,735
                              4.37%                         Jul-2035          3,312             3,297           3,265
                              4.50%                Aug-2018-Feb-2019         26,766            26,886          26,115
                              5.00%                Jan-2019-Jul-2035         54,719            55,361          54,028
                              5.05%                         Apr-2035          3,930             3,930           3,918
                              5.50%                Oct-2017-Jan-2035         51,315            52,432          51,137
                              6.00%                Dec-2006-Dec-2035        187,645           192,775         189,602
                              6.50%                Feb-2007-Nov-2035         39,438            40,381          40,499
                              7.00%                Mar-2011-Mar-2030          3,706             3,680           3,815
                              7.50%                Jul-2010-Apr-2031          3,731             3,693           3,883
                              8.00%                May-2008-Feb-2030          1,876             1,878           1,943
                              8.50%                Jun-2010-Jan-2025          1,270             1,282           1,340
                              9.00%                Sep-2010-Mar-2025            375               379             399
---------------------------------------------------------------------------------------------------------------------
                                                                            395,874           403,558         397,400
---------------------------------------------------------------------------------------------------------------------
Multifamily(1)                8.00%                         Feb-2009          3,503             3,498           3,519
---------------------------------------------------------------------------------------------------------------------
                                                                              3,503             3,498           3,519
---------------------------------------------------------------------------------------------------------------------
Total Freddie Mac Securities                                            $   399,377    $      407,056    $    400,919
=====================================================================================================================

Government-Sponsored Enterprise Securities (5.8% of net assets)


Issuer                     Interest Rate               Maturity Date    Face Amount    Amortized Cost           Value
---------------------------------------------------------------------------------------------------------------------
Fannie Mae                    3.13%                         Jul-2006    $    40,000   $        40,095    $     39,678
Fannie Mae                    4.63%                         Dec-2008         70,000            69,781          69,833
Fannie Mae                    6.00%                Feb-2020-Mar-2025         98,660            99,242          97,086
---------------------------------------------------------------------------------------------------------------------
Total Government-Sponsored Enterprise Securities                        $   208,660   $       209,118    $    206,597
=====================================================================================================================

United States Treasury Securities (1.4% of net assets)


                           Interest Rate               Maturity Date    Face Amount    Amortized Cost           Value
---------------------------------------------------------------------------------------------------------------------
                              4.25%                         Oct-2007    $    50,000   $        49,870    $     49,855
---------------------------------------------------------------------------------------------------------------------
Total United States Treasury Securities                                 $    50,000   $        49,870    $     49,855
=====================================================================================================================


20  AFL-CIO Housing Investment Trust

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2005 (Dollars in thousands)
--------------------------------------------------------------------------------

State Housing Finance Agency Securities (0.2% of net assets)


  Issuer                         Interest Rate         Maturity Date    Face Amount    Amortized Cost           Value
---------------------------------------------------------------------------------------------------------------------
Multifamily(1)
  MA Housing Finance Agency          5.92%                Dec-2037      $     6,710             6,710    $      6,834
  MA Housing Finance Agency          8.63%                Jan-2013              340               344             370
---------------------------------------------------------------------------------------------------------------------
Total State Housing Finance Agency Securities                           $     7,050   $         7,054    $      7,204
=====================================================================================================================

Other Multifamily Investments and Commitments (2.6% of net assets)

                          Interest Rates(2)                             Commitment
                      Permanent   Construction         Maturity Date      Amount      Face Amount    Amortized Cost           Value
-----------------------------------------------------------------------------------------------------------------------------------
Multifamily Construction/Permanent Mortgages
                        5.54%        5.30%                  Jul-2017(7) $   62,016    $    43,180    $       43,243    $     44,513
                        7.63%         N/A                   Jan-2011           813            455               455             472
                        8.63%         N/A                   Jun-2025         1,469          1,295             1,295           1,295
                        9.50%         N/A                   Apr-2024           760            685               685             685
                        9.75%         N/A                   Aug-2012         1,524          1,203             1,203           1,203
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            66,582         46,818            46,881          48,168
-----------------------------------------------------------------------------------------------------------------------------------
Privately Insured Construction/Permanent Mortgages(8)

                        5.40%        5.40%                  Mar-2047         9,000          9,000             9,000           8,805
                        5.55%         N/A                   Apr-2021        12,006         11,581            11,583          11,505
                        5.55%        5.55%                  Jan-2047        12,809         12,809            12,811          12,655
                        5.73%        5.73%                  Aug-2047         5,575          5,575             5,575           5,601
                        5.95%        5.95%                  Mar-2044         4,400          4,355             4,371           4,442
                        6.15%        6.15%                  Feb-2045         1,600          1,594             1,599           1,657
                        6.20%        6.20%                  Mar-2047         5,200            840               861             997
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            50,590         45,754            45,800          45,662
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Multifamily Investments and Commitments                     $  117,172    $    92,572    $       92,681    $     93,830
===================================================================================================================================

===================================================================================================================================
Total Long-Term Investments                                                           $ 3,333,225    $    3,372,588    $  3,382,466
===================================================================================================================================


                                                               Annual Report  21

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2005 (Dollars in thousands)
--------------------------------------------------------------------------------

Short-Term Investments (2.4% of net assets)

Description                             Maturity Date     Interest Rate(9)   Face Amount    Amortized Cost           Value
--------------------------------------------------------------------------------------------------------------------------
Short-term - Intermediates(10)
Freddie Mac                             June 20, 2006              4.45%     $    22,250    $       21,782    $     21,782
Freddie Mac                        September 18, 2006              4.47%          15,500            15,000          15,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                  37,750            36,782          36,782
--------------------------------------------------------------------------------------------------------------------------
Short-term - Cash Equivalents(11)
Repurchase Agreement
Amalgamated Bank(12)                 January 23, 2006              4.00%           2,000             2,000           2,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                   2,000             2,000           2,000
--------------------------------------------------------------------------------------------------------------------------
Commercial Paper
CRC Funding                           January 3, 2006              4.18%           8,800             8,798           8,798
Yorktown Capital                     January 10, 2006              4.25%           6,003             5,997           5,997
SYSCO Corp                           January 27, 2006              4.25%           8,675             8,648           8,648
Jupiter Sec Corp                     January 18, 2006              4.27%           5,000             4,990           4,990
Jupiter Sec Corp                     January 20, 2006              4.27%          10,241            10,218          10,218
GW University                        January 30, 2006              4.42%           8,224             8,224           8,224
--------------------------------------------------------------------------------------------------------------------------
                                                                                  46,943            46,875          46,875
--------------------------------------------------------------------------------------------------------------------------
Certificate of Deposit
Shore Bank - Pacific                  January 4, 2006              3.41%             100               100             100
--------------------------------------------------------------------------------------------------------------------------
                                                                                     100               100             100
--------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================
Total Short-Term Investments                                                 $    86,793    $       85,757    $     85,757
==========================================================================================================================

==========================================================================================================================
Total Investments                                                            $ 3,420,018    $    3,458,345    $  3,468,223
==========================================================================================================================

(1) Multifamily MBS securities and forward commitments are valued by the fair value procedures adopted by the Trust's Board of Trustees. Refer to Note 1 of the financial statements for further information.

(2) Construction interest rates are the rates charged to the borrower during the construction phase of the project. e permanent interest rates are charged to the borrower during the amortization period of the loan, unless, in the case of FHA or Ginnie Mae securities, HUD requires that such rates be charged earlier.

(3)   Tax-exempt bonds collateralized by Ginnie Mae Securities.

(4) Discount note secured by Fannie Mae MBS. Interest rate is yield calculated based on purchase price of discount note.

(5) During construction, this investment is a 100% participation interest in a construction loan enhanced by a letter of credit issued by PNC Bank, N.A. in favor of the Trust. The interest rate during construction is a floating rate equal to LIBOR plus 150 basis points for the related monthly period up to a maximum rate of 5.80%. At stabilization, the Trust will take delivery of a Fannie Mae MBS with an interest rate of 5.80% and a term of ten years.

(6) Represents to be announced ("TBA") securities, securities the Trust agreed to sell for which the specific securities have not yet been identified.

(7) During construction, this investment is a mortgage loan enhanced by a letter of credit issued by PNC Bank, N.A. in favor of the Trust. Additionally, the interest rate during construction is a floating rate equal to LIBOR plus 150 basis points for the related monthly period up to a maximum rate of 5.30%. At the completion of construction, the Trust will take delivery of either a Government Sponsored Enterprise MBS with an interest rate of 5.54% and a term of ten years or under certain conditions a Mini- Perm Loan with partial credit enhancement with an interest rate of 5.45% and a term of five years.

(8)   Loan insured by Ambac Assurance Corporation.

(9) Interest rate is yield calculated based on purchase price of discount note.

(10) Short-term investments with remaining maturities between 61 days and 365 days.

(11)  Short-term investments with remaining maturities of 60 days or less.

(12) This instrument was purchased in December 2005. The Trust will receive $2,006,795 upon maturity. e underlying collateral for the repurchase agreement is a Ginnie Mae security with a market value of $2,088,945.

      See accompanying Notes to Financial Statements.


22  AFL-CIO Housing Investment Trust

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005 (Dollars in thousands)
--------------------------------------------------------------------------------

Investment Income
      FHA permanent securities                                                  $   11,322
      FHA construction securities                                                      402
      Ginnie Mae securities*                                                        43,399
      Ginnie Mae construction securities                                            16,881
      Fannie Mae securities*                                                        64,009
      Freddie Mac securities                                                        19,587
      Government Sponsored Entities securities                                      10,533
      United States Treasury securities                                              3,017
      State Housing Finance Agency securities                                          261
      Other multifamily investments                                                  3,093
      Short-term investments                                                         4,027
------------------------------------------------------------------------------------------
      Total Income                                                                 176,531
------------------------------------------------------------------------------------------

Expenses
      Officer salaries and fringe benefits                                           2,394
      Other salaries and fringe benefits                                             6,447
      Legal fees                                                                       363
      Consulting fees                                                                  286
      Auditing, tax and accounting fees                                                249
      Insurance                                                                        325
      Marketing and sales promotion (12b-1)                                            526
      Investment management                                                            672
      Trustee expenses                                                                  34
      Rental expenses                                                                  708
      General expenses                                                               1,359
------------------------------------------------------------------------------------------
      Total Expenses                                                                13,363
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Net Investment Income                                                              163,168
------------------------------------------------------------------------------------------
      Net realized gain on investments                                                 334
      Net change in unrealized appreciation (depreciation) on investments          (69,016)
------------------------------------------------------------------------------------------
Realized and Unrealized Net Losses on Investments                                  (68,682)
------------------------------------------------------------------------------------------

==========================================================================================
Net Increase in Net Assets Resulting from Operations                            $   94,486
==========================================================================================

* Including forward commitments.

See accompanying Notes to Financial Statements.


                                                              Annual Report   23

STATEMENT OF CHANGE IN NET ASSETS

(Dollars in thousands)
--------------------------------------------------------------------------------

                                                                   2005             2004
-------------------------------------------------------------------------------------------
Increase in Net Assets From Operations
      Net investment income                                     $   163,168    $    157,612
      Net realized gain on investments                                  334          40,091
      Net change in unrealized depreciation on investments          (69,016)        (45,819)
-------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations           94,486         151,884
-------------------------------------------------------------------------------------------

Decrease in Net Assets From Distributions
      Distributions paid to participants or reinvested from:
      Net investment income                                        (170,964)       (159,172)
      Net realized gains on investments                                  --         (38,531)
-------------------------------------------------------------------------------------------
      Net decrease in net assets from distributions                (170,964)       (197,703)
-------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets From Unit Transactions
      Proceeds from the sale of units of participation              111,325          94,404
      Dividend reinvestment of units of participation               148,694         175,076
      Payments for redemption of units of participation            (272,616)       (165,850)
-------------------------------------------------------------------------------------------
      Net (decrease)/increase from unit transactions                (12,597)        103,630
-------------------------------------------------------------------------------------------
      Total (decrease)/increase in net assets                       (89,075)         57,811
-------------------------------------------------------------------------------------------
      Net assets at beginning of period                           3,665,950       3,608,139
===========================================================================================
                                                                $ 3,576,875    $  3,665,950
===========================================================================================

Unit Information
      Units sold                                                    101,212          84,609
      Distributions reinvested                                      135,208         156,550
      Units redeemed                                               (246,580)       (146,927)
===========================================================================================
      (Decrease)/Increase in Units Outstanding                      (10,160)         94,232
===========================================================================================

See accompanying Notes to Financial Statements.


24  AFL-CIO Housing Investment Trust

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1. Summary of Significant Accounting Policies

The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Housing Investment Trust (the Trust) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940 as a no-load, open-end investment company. The Trust has obtained certain exemptions from the requirements of the Investment Company Act of 1940 that are described in the Trust's Statement of Additional Information and Prospectus.

Participation in the Trust is limited to eligible labor organizations and pension, welfare and retirement plans that have beneficiaries who are represented by labor organizations.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

Investment Valuation

Net asset value per share (NAV) is calculated as of the close of business of the major bond markets in New York City on the last business day of the month.

Portfolio securities for which market quotations are readily available (single family mortgage-backed securities, Government-Sponsored Enterprise securities, and U.S. Treasury securities) are valued by an independent pricing service, published prices, market quotes and dealer bids.

Portfolio investments for which market quotations are not readily available (multifamily mortgage-backed securities, mortgage securities and construction mortgage securities and loans) are valued at their fair value determined in good faith under consistently applied procedures adopted by the Board of Trustees using dealer bids and discounted cash flow models. The respective cash flow models use market-based discount and prepayment rates developed for each investment category. The market-based discount rate is composed of a risk-free yield (i.e., a U.S. Treasury note) adjusted for an appropriate risk premium. The risk premium reflects actual premiums in the market place over the yield on U.S. Treasury securities of comparable risk and maturity to the security being valued as adjusted for other market considerations. On investments for which the Trust finances the construction and permanent securities or participation interests, value is determined based upon the total amount, funded and/or unfunded, of the commitment. The Trust has retained an independent firm to determine the fair market value of such securities. In accordance with the procedures adopted by the Board, the monthly third-party valuation is reviewed by the Trust staff to determine whether valuation adjustments are appropriate based on any material impairments in value arising from specific facts and circumstances of the investment (e.g., mortgage defaults). All such adjustments must be reviewed and approved by the independent valuation firm prior to incorporation in the NAV.

Short-term investments with remaining maturities of sixty days or less are valued on the basis of amortized cost, which approximates fair value. Cash and cash equivalents include overnight money market funds which are also carried at cost.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.


                                                               Annual Report  25

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Federal Income Taxes

The Trust's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its participants. Therefore, no federal income tax provision is required.

Distributions to Participants

At the end of each calendar month, a pro rata distribution is made to participants of the net investment income earned during the month. is pro-rata distribution is based on the participant's number of units held as of the immediately preceding month-end and excludes realized gains (losses) on paydowns of mortgage- and asset-backed securities which are distributed at year-end.

Participants redeeming their investments are paid their pro rata share of undistributed net income accrued through the month-end of the month in which they redeem.

The Trust offers an income reinvestment plan that permits current participants automatically to reinvest their income distributions into Trust units of participation. Total reinvestment was approximately 87 percent of distributable income for the year ended December 31, 2005.

Investment Transactions and Income

Security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of amortized cost. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

12b-1 Plan of Distribution

The Board of Trustees annually approves a 12b-1 Plan of Distribution to pay for marketing and sales promotion expenses incurred in connection with the offer and sale of units and related distribution activities (12b-1 expenses). For the year 2005, the Trust was authorized to pay 12b-1 expenses in an amount up to $600,000 or 0.05 percent of its average monthly net assets on an annualized basis, whichever is greater. During the year ended December 31, 2005, the Trust incurred approximately $526,000 of 12b-l expenses.

Receivables for Investments Sold

Receivables for Investments Sold represent investments that were sold on or prior to December 31, 2005, which settled subsequent to December 31, 2005.


26  AFL-CIO Housing Investment Trust

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 2. Investment Risks

Interest Rate Risk

As with any fixed-income investment, the market value of the Trust's investments will fall below the principal amount of those investments at times when market interest rates rise above the interest rates of the investments. Rising interest rates may also reduce prepayment rates, causing the average life of the Trust's investments to increase. This could in turn further reduce the value of the Trust's portfolio.

Prepayment and Extension Risk

The Trust invests in certain fixed-income securities whose value is derived from an underlying pool of mortgage loans that are subject to prepayment and extension risk.

Prepayment risk is the risk that a security will pay earlier than its assumed payment rate, shortening its expected average life, resulting in a lower return from the security. In such an event, the Trust may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates. The majority of the Trust's securities backed by loans for multifamily projects include restrictions on prepayments for specified periods to mitigate this risk.

Extension risk is the risk that a security will pay more slowly than its assumed payment rate, extending its expected average life, resulting in a lower return from the security. When this occurs, the ability to reinvest principal repayments in higher returning investments may be limited.

These two risks may increase the sensitivity of the Trust's portfolio to fluctuations in interest rates and change the value of the Trust's portfolio.

Note 3. Transactions with Related Entities

During the year ended December 31, 2005, the Trust provided the time of certain personnel to the AFL-CIO Investment Trust Corporation (ITC), a D.C. not-for-profit corporation, on a cost-reimbursement basis. During the year, certain employees of the Trust also served as officers of the ITC. The total cost for such personnel and related expenses for the year ended December 31, 2005, amounted to approximately $1,143,000. During the year ended December 31, 2005, the Trust was reimbursed for approximately $1,074,000 of current year costs. As of December 31, 2005, approximately $69,000, representing a current balance, is included within the accounts receivable in the accompanying financial statements for amounts outstanding under the arrangement.

The ITC provided the time of certain personnel to the Trust on a cost-reimbursement basis. The total cost for such personnel and related expenses for the year ended December 31, 2005, was approximately $48,000. During the year ended December 31, 2005, the Trust paid the ITC approximately $46,000 of current costs.


                                                               Annual Report  27

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 4. Commitments

Certain assets of the Trust are invested in short-term investments until they are required to fund purchase commitments for long-term investments. As of December 31, 2005, the Trust had outstanding unfunded purchase commitments of approximately $278.2 million. The Trust maintains a reserve, in the form of securities, of no less than the total of the outstanding unfunded purchase commitments, less short-term investments. As of December 31, 2005, the value of the publicly traded mortgage-backed securities maintained for the reserve in a segregated account was approximately $3.16 billion.

The commitment amounts disclosed on the Schedule of Portfolio Investments represent the original commitment amount, which includes both funded and unfunded commitments.

Note 5. Investment Transactions

A summary of investment transactions (excluding short-term investments and U.S. Treasury securities) for the separate instruments included in the Trust's investment portfolio, at amortized cost, for the year ended December 31, 2005, follows (dollars in thousands):

                                                                                                              State
                                                                                                Government-   Housing
                           FHA        FHA        Ginnie      Ginnie Mae    Fannie     Freddie    Sponsored    Finance      Other
                        Permanent Construction     Mae      Construction     Mae        Mac     Enterprise     Agency   Multifamily
                       Securities  Securities   Securities*  Securities  Securities* Securities Securities   Securities Investments
-----------------------------------------------------------------------------------------------------------------------------------
Balance,
January 1, 2005         $161,998    $ 7,246      $839,242      $240,388  $1,153,951   $410,416    $181,838      $5,820    $36,202

Purchases and
insured construction
securities advances,       1,206     17,000       411,926       186,786     881,763    204,754     278,215       6,710     57,125
net of discounts

Change in discounts          217          2        (5,600)        1,642         506     (1,845)       (225)          4    (1,379)
and (premiums)

Transfers                  3,728     (7,243)       92,942       (89,427)     (1,471)        --          --          --      1,471

Principal reductions/    (13,287)        --      (434,534)      (27,005)   (815,167)  (206,269)   (250,710)     (5,480)      (738)
Sales

-----------------------------------------------------------------------------------------------------------------------------------

Balance,
December 31, 2005       $153,862    $17,005      $903,976      $312,384  $1,219,582   $407,056    $209,118      $7,054    $92,681

-----------------------------------------------------------------------------------------------------------------------------------

* Including forward commitments.


28  AFL-CIO Housing Investment Trust

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 6. Federal Taxes

The tax character of distributions paid during 2005 and 2004 was as follows (dollars in thousands):

                                                                    2005          2004
--------------------------------------------------------------------------------------
Ordinary investment income - net                              $  170,964    $  164,877
Long-term capital gains on investments                                --        32,826
======================================================================================
Total net distributions paid to participants or reinvested    $  170,964    $  197,703
======================================================================================

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows (dollars in thousands):

                                                                    2005
--------------------------------------------------------------------------------
Accumulated capital loss carryforward                         $   (8,030)
Unrealized appreciation                                            8,951
Other temporary differences                                        3,023
================================================================================
Total accumulated earnings                                    $    3,944
================================================================================

Accumulated capital loss carryforward may be used to offset future capital gain recognized by the Trust through December 31, 2013.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2005, the Trust recorded the following permanent reclassifications (dollars in thousands):

                                                                    2005
--------------------------------------------------------------------------------
Undistributed net investment income                           $   10,398
Accumulated net realized losses                                   (9,224)
Amount invested and reinvested by current participants        $   (1,174)
================================================================================

Reclassifications are primarily due to the different book and tax treatment of paydowns and distributions. Results of operations and net assets were not affected by these reclassifications.

Note 7. Retirement and Deferred

The Trust participates in the AFL-CIO Staff Retirement Plan, which is a multiple employer-defined benefit pension plan, covering substantially all employees. This plan was funded by employer contributions, at rates approximating 17.21% percent of employees' salaries for the year ended December 31, 2005. The total Trust pension expense for the year ended December 31, 2005, was approximately $1,029,000.

The Trust also participates in a deferred compensation plan, referred to as a 401(k) plan, covering substantially all employees. This plan permits employees to defer the lesser of 100 percent of their total compensation or the applicable IRS limit. During 2005, the Trust matched dollar for dollar the first $3,100 of each employee's contributions. The Trust's 401(k) contribution for the year ended December 31, 2005, was approximately $179,000.

Note 8. Loan Facility

The Trust has a $25 million uncommitted loan facility which expires on June 30, 2006. Borrowings under this facility bear interest at LIBOR plus one-half percent plus a 12.5 basis point administrative fee charged for each advance. The Trust had no outstanding balance under the facility during the period. No compensating balances are required.

Note 9. Contract Obligations

In the ordinary course of business, the Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.


                                                               Annual Report  29

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for the Years Ended December 31, 2005, 2004, 2003, 2002, and 2001.
--------------------------------------------------------------------------------

                                                              2005            2004            2003            2002            2001
----------------------------------------------------------------------------------------------------------------------------------
Per Share Data

         Net asset value,
         beginning of period                          $   1,110.61    $   1,125.21    $   1,152.30    $   1,098.40    $   1,085.42

         Income from investment operations:

         Net investment income                               50.08           48.63           54.26           65.19           70.86

         Net realized and unrealized (losses) gains
         on investments                                     (21.25)          (2.38)         (11.69)          59.15           16.24

----------------------------------------------------------------------------------------------------------------------------------
         Total Income (Loss) from
         Investment Operations                               28.83           46.25           42.57          124.34           87.10
----------------------------------------------------------------------------------------------------------------------------------

         Less distributions from:

         Net investment income                              (52.47)         (49.10)         (54.26)         (65.19)         (70.93)

         Net realized gains on investments                      --          (11.75)         (15.40)          (5.25)          (3.19)

----------------------------------------------------------------------------------------------------------------------------------
         Total Distributions                                (52.47)         (60.85)         (69.66)         (70.44)         (74.12)
----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================
Net Asset Value, End of Period                        $   1,086.97    $   1,110.61    $   1,125.21    $   1,152.30    $   1,098.40
==================================================================================================================================

Ratios   Ratio of expenses to average on net assets           0.37%           0.37%           0.37%           0.36%           0.37%

         Ratio of net investment income
         to avearage net assets                                4.5%            4.4%            4.7%            5.8%            6.4%

         Portfolio turnover rate                              68.4%           85.5%           73.1%           64.3%           40.9%

==================================================================================================================================
Number of Outstanding Units at End of Period             3,290,698       3,300,858       3,206,626       2,848,002       2,504,984
==================================================================================================================================

==================================================================================================================================
Net Assets, End of Period (in thousands)              $  3,576,875    $  3,665,950    $  3,608,139    $  3,281,763    $  2,751,482
==================================================================================================================================

==================================================================================================================================
Total Return*                                                 2.64%           4.20%           3.78%          11.64%           8.21%
==================================================================================================================================

* Net of fund expenses.

See accompanying Notes to Financial Statements.


30  AFL-CIO Housing Investment Trust

Trustees
--------------------------------------------------------------------------------

Overall responsibility for the management of the AFL-CIO Housing Investment Trust, the establishment of policies and the oversight of activities is vested in its Board of Trustees. The list below provides the following information for each of the trustees: name, age, address, term of office, length of time served, principal occupations during the past five years and other directorships held.* The Trust's Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request, by placing a collect call directed to the Trust's Investor Relations office at (202) 331-8055.

Richard Ravitch**, age 72; 610 5th Avenue, Ste. 420, New York, NY 10020; Chairman of the Board; term commenced 1991, expires 2006; Principal, Ravitch, Rice and Co. LLC; Director, Parsons Brinckerhoff Inc; formerly President and Chief Executive Officer, Player Relations Committee of Major League Baseball; formerly Chairman, Aquarius Management Corporation (limited profit housing project management).

John J. Sweeney**, age 71; 815 16th Street, NW, Washington, DC 20006; Union Trustee; term commenced 1981, expires 2007; President, AFL-CIO.

Richard L. Trumka, age 56; 815 16th Street, NW, Washington, DC 20006; Union Trustee; term commenced 1995, expires 2008; Secretary-Treasurer, AFL-CIO.

Linda Chavez-Thompson, age 61; 815 16th Street, NW, Washington, DC 20006; Union Trustee; term commenced 1996, expires 2008; Executive Vice President, AFL-CIO.

John J. Flynn, age 71; 1776 Eye Street, NW, Washington, DC 20006; Union Trustee; term commenced 2000, expires 2006; President, International Union of Bricklayers and Allied Craftworkers (BAC); formerly BAC Secretary-Treasurer.

Stephen Frank, age 65; 9509 Lost Trail Way, Potomac, Maryland 20854; Management Trustee; term commenced 2003, expires 2006; Independent Consultant; formerly Vice President and Chief Financial Officer, The Small Business Funding Corporation.

Frank Hurt, age 67; 10401 Connecticut Avenue, Kensington, MD 20895; Union Trustee; term commenced 1993, expires 2007; President, Bakery, Confectionery & Tobacco Workers and Grain Millers International Union.

George Latimer, age 70; 1600 Grand Avenue, St. Paul, MN 55105; Management Trustee; term commenced 1996, expires 2008; Professor of Urban Land Studies, Malacalester College; Director, Preservation of Affordable Housing, Inc. ; Indentix, Inc.; Labor Arbitrator, State of Minnesota; formerly Director, Special Actions Office, Department of Housing and Urban Development.

Jack Quinn, age 54; 700 13th Street, NW, Suite 400, Washington, DC 20005; Management Trustee; term commenced 2005, expires 2008; President, Cassidy and Associates, formerly Member of Congress, 27th District, New York.

Marlyn J. Spear, CFA, age 52; 500 Elm Grove Road, Elm Grove, WI 53122; Management Trustee; term commenced 1995, expires 2006; Chief Investment Officer, Milwaukee and Vicinity Building Trades United Pension Trust Fund; formerly Investment Coordinator, Milwaukee and Vicinity Building Trades.

Tony Stanley**, age 72; 25250 Rockside Road, Cleveland, OH 44146; Management Trustee; term commenced 1983, expires 2007; Director, TransCon Builders, Inc.; formerly Executive Vice President.

Edward C. Sullivan, age 62; 815 16th Street, NW, Suite 600,Washington, DC 20006; Union Trustee; term commenced 2000, expires 2006; President, Building and Construction Trades Department, AFL-CIO; formerly General President, International Union of Elevator Constructors.

Jon F. Walters, age 64; 900 7th Street, NW, Washington, DC 20001; Union Trustee; term commenced 2005, expires 2006; Secretary-Treasurer, International Brotherhood of Electrical Workers; formerly International Vice President of the Eighth District IBEW.

James A. Williams, age 55; 1750 New York Avenue, NW, Washington, DC 20006; Union Trustee; term commenced 2005, expires 2008; General President, International Union of Painters and Allied Trades of the United States and Canada; formerly General Secretary-Treasurer, IUPAT.

* Only directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or a company registered as an investment company under the Investment Company Act of 1940, as amended, are listed.

** Executive Committee member.


                                                               Annual Report  31

Leadership
--------------------------------------------------------------------------------

All officers of the Trust are located at 1717 K Street, NW, Suite 707, Washington, DC 20036.*

Stephen Coyle,+ age 60; Chief Executive Officer since 1992; AFL-CIO Housing Investment Trust.

Helen R. Kanovsky,+ age 54; Chief Operating Officer, AFL-CIO Housing Investment Trust since 2002; formerly Chief Operating Officer, AFL-CIO Investment Trust Corporation; Executive Vice President - Finance and Administration, AFL-CIO Housing Investment Trust; Chief of Staff for U.S. Senator John F. Kerry; General Counsel, AFL-CIO Housing Investment Trust.

Erica Khatchadourian,+ age 38; Chief Financial Officer (position formerly titled Executive Vice President - Finance and Administration), AFL-CIO Housing Investment Trust since 2001; formerly Controller, Chief of Staff and Director of Operations, AFL-CIO Housing Investment Trust.

John Hanley,+ age 39; Executive Vice President - Investments and Portfolio Management, AFL-CIO Housing Investment Trust since 2003; formerly Executive Vice President, AFL-CIO Investment Trust Corporation; Chief Investment Officer - Multifamily, AFL-CIO Housing Investment Trust.

Chang Suh,+ CFA, age 34; Executive Vice President and Chief Portfolio Manager, AFL-CIO Housing Investment Trust since January 2005; formerly Chief Portfolio Manager, Assistant Portfolio Manager and Senior Portfolio Analyst, AFL-CIO Housing Investment Trust.

Mary C. Moynihan,+ age 46; General Counsel, AFL-CIO Housing Investment Trust since 2004; formerly Chief Counsel and Deputy General Counsel, AFL-CIO Housing Investment Trust; Associate Specialist, Sullivan & Cromwell.

Stephanie Wiggins,+ age 40; Chief Investment Officer - Multifamily Finance, AFL-CIO Housing Investment Trust since 2001; formerly Director, Prudential Mortgage Capital Company; Vice President/Multifamily Transaction Manager, WMF Capital Corporation.

Marcie Cohen, age 58; Senior Vice President, AFL-CIO Housing Investment Trust since 2002; formerly Director of the New York Office, and Director of Development, AFL-CIO Housing Investment Trust.

Harpreet Peleg,+ age 32; Controller, AFL-CIO Housing Investment Trust since 2005; formerly Chief Financial Officer, AFL-CIO Investment Trust Corporation; Supervisor - Gas Settlements, PG&E National Energy Group; Financial Analyst, Goldman Sachs.

Lesyllee White, age 43; Director of Marketing, AFL-CIO Housing Investment Trust since 2004; formerly Regional Marketing Director and Senior Marketing Associate, AFL-CIO Housing Investment Trust.

Nicholas Milano,+ age 38; Deputy General Counsel (since January 2003) and Chief Compliance Officer (since May 2004), AFL-CIO Housing Investment Trust; formerly Senior Counsel, Division of Investment Management, U.S. Securities and Exchange Commission; Senior Counsel, Division of Trading and Markets, U.S. Commodity Futures Trading Commission.

* No officer of the Trust serves as a trustee or director in any corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended.

+ Board-appointed officer. These officers are appointed annually to a term expiring December 31 of the year appointed, or until their respective successors are appointed and qualify.


32  AFL-CIO Housing Investment Trust

Corporate Counsel
Swidler Berlin LLP
Washington, DC

Securities Counsel
Wilmer Cutler Pickering Hale and Dorr LLP
Washington, DC

Independent Registered Public Accounting Firm
Ernst & Young LLP
McLean, Virginia

Investment Adviser
Wellington Management Company, LLP
Boston, Massachusetts

Transfer Agent
PFPC Inc.
Wilmington, Delaware

Custodian
PFPC Trust Company
Philadelphia, Pennsylvania

National Office
1717 K Street, NW, Suite 707
Washington, DC  20036
(202) 331-8055

New York Office
Carol Nixon, Director
31 West 15th Street, Suite 203
New York, New York  10011
(212) 414-8500

Western Regional Office
Aaron Prince, Director
235 Montgomery Street, Suite 1001
San Francisco, California  94104
(415) 433-3044

                                    [GRAPHIC]


                                 [LOGO]  AFL-CIO Housing Investment Trust
                                         1717 K Street, NW, Suite 707
                                         Washington, DC 20036
                                         (202) 331-8055
                                         www.aflcio-hit.com

Item 2. Code of Ethics.

      (a) The Trust has adopted a Code of Ethics to comply with Section 406 of the Sarbanes-Oxley Act of 2002, as of December 31, 2005. This Code of Ethics applies to the Trust's principal executive officer, principal financial officer, and principal accounting officer or controller or persons performing similar functions.

      (b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

            (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

            (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

            (3) Compliance with applicable governmental laws, rules, and regulations;

            (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

            (5)   Accountability for adherence to the code.

      (c) There have been no amendments granted to the Trust's Code of Ethics during the period covered by the Report.

      (d) There have been no waivers granted from any provision of the Trust's Code of Ethics during the period covered by the Report.

      (e)   Not applicable.

      (f)   (1)   A copy of the Trust's Code of Ethics is filed herewith as an
                  Exhibit pursuant to Item 12(a)(1).

Item 3.  Audit Committee Financial Expert.

      (a)   (1)   The Trust's Board of Trustees has determined that it has two audit committee financial experts serving on its audit committee, Marlyn Spear and Stephen Frank.

            (2) Ms. Spear and Mr. Frank are both are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

      (a) Audit fees.

            The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $215,000 for the fiscal year ended December 31, 2005.

            The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $212,500 for the fiscal year ended December 31, 2004.

      (b) Audit-related fees.

            The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph
            (a) of this Item were $0 for the fiscal year ended December 31, 2005. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

            The aggregate fees billed for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2005. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

            The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph
            (a) of this Item were $7,500 for the fiscal year ended December 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

            The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

      (c) Tax fees.

            The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $13,000 for the fiscal year ended December 31, 2005. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

            The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2005. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

            The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $15,120 for the fiscal year ended December 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

            The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

      (d) All other fees.

            The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $8,000 for the fiscal year ended December 31, 2005. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

            The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2005. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

            The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $7,000 for the fiscal year ended December 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

            The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

      (e)   (1)   The Charter of the Trust's Audit Committee provides that the
                  Audit Committee shall review and, if appropriate, approve in advance all audit and non-audit services (as such term may be from time to time defined in the Securities Exchange Act of 1934, as amended) to be provided to the Trust by the Trust's independent auditor; provided, however, that the Charter provides that the Audit Committee shall only approve the following non-audit services: tax preparation and the Association for Investment Management Research (AIMR) Level 2
                  Compliance Review. In making a determination, the Audit
                  Committee considers whether the services are consistent with maintaining the principal accountant's independence. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by a majority of the audit committee members at a special meeting called for such purposes or by unanimous written consent. The
                  Audit Committee's Charter does not permit waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount.

            (2) No percentage of the services included in (b)-(d) above were approved by the audit committee pursuant to paragraph
                  (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      (f) For the most recent fiscal year, less than 50 percent of the hours expended by the Trust's principal accountant were performed by persons other than the accountant's full-time permanent employees.

      (g) The Trust's accountant performed no non-audit services for the Trust's investment adviser during each of the last two fiscal years.

      (h) Not applicable. The Trust's accountant performed no non-audit services for the Trust's investment adviser during each of the last two fiscal years.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which participants may recommend nominees to the Board of Trustees of the Trust, where those changes were implemented after the Trust last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101) or this
Item 10.

Item 11. Controls and Procedures.

      (a) The Trust's Chief Executive Officer (the principal executive officer) and Chief Financial Officer (the principal financial officer) have concluded that the Trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), are effective to ensure that material information relating to the Trust is made known to them by appropriate persons, based on their evaluation of such controls and procedures as of December 31, 2005.

      (b) There was no change in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Trust's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

      (a)   (1)   The Trust's Code of Ethics applicable to its principal
                  executive officer, principal financial officer, and principal accounting officer or persons performing similar functions is attached hereto.

            (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

            (3)   Not Applicable.

      (b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the AFL-CIO Housing Investment Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AFL-CIO HOUSING INVESTMENT TRUST


By: /s/ Stephen Coyle
    -------------------------------
    Name:
    Title:

Date: March 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the AFL-CIO Housing Investment Trust and in the capacities and on the dates indicated.


/s/ Stephen Coyle
-----------------------------------
Stephen Coyle
Chief Executive Officer
(Principal Executive Officer)

Date: March 9, 2006

/s/ Erica Khatchadourian
-----------------------------------
Erica Khatchadourian
Chief Financial Officer
(Principal Financial Officer)

Date: March 8, 2006